                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C., 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                February 19, 1998
                                -----------------




                         Commission File Number 0-28392
                                                -------



                             HARVARD SCIENTIFIC CORP
                             -----------------------
             (Exact name of registrant as specified in its charter)


           Nevada                                    88-0226455

--------------------------------------------------------------------------------
(State or other jurisdiction of           (IRS Employer Identification Number)
       incorporation)



            100 North Arlington Avenue, Suite 380, Reno, Nevada 89501
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's Telephone number, including area code: (702) 786-9005

Item No. 5.           Other Events.
-----------           -------------

        On November 3, 1995, BioSphere Technology Inc. ("BTI"), a major shareholder of the Company, entered into a Licensing Agreement ("Agreement") with a European licensor, Pharma Maehle ("Pharma"), whereby Pharma was to establish the European market for the Company's erectile dysfunction product to develop, manufacture, sell, practice and exploit the use of the Company's proprietary license technology. In February 1996, the parties executed an agreement to reflect the transfer of said agreement from BTI to the Company. On March 20, 1996, Section 19.0 (Entire Agreement) of the Agreement was amended, evidently to better express the intent of the parties that the agreement was the only agreement between the parties.

        On December 30, 1996, the Company notified Pharma in writing that it was terminating the Agreement for breach of contract and the implied covenant of good faith and fair dealing inherent in all contracts by failing to exercise reasonable diligence to exploit the licenses technology and patent rights. Furthermore, Pharma has failed to submit to the Company an annual business plan for each country in the licenses Territory as required by the Agreement, and has failed within a reasonable time to seek and obtain Board of Health approval for the marketing of the product in the countries within the Territory and to initiate sales of the product in the Territory within 2 months thereafter, as required the Agreement. In addition, it is believed that Pharma has breached the confidentiality provisions of the Agreement. The Company has requested Pharma to cease and desist from any further development, manufacture, sale, practice, exploitation or other use of the Company's technology, process and/or product patents, which were subjects of the Agreement.

        On January 3, 1997, Pharma's council responded to the Company's President, Ian Hicks, disputing the breach of contract items.

        On January 13, 1997, the Company signed a Letter of Understanding with Pharma, whereby the parties would consider working out a formal agreement settling their disputes after seeking advice from legal counsel. The agreement was to be accomplished within 10 working days from January 13, 1997. A formal agreement was never concluded.

        On January 29,1997, again, the Company notified Pharma of it's intent to terminate any and all agreements with Pharma. On February 5, 1997, Pharma's legal council responded in a letter disputing each item of breach of contract. On February 10, 1997, the Company's President, Ian Hicks, submitted a letter to Pharma's council again stating the specific facts as to why the Company is dissatisfied with Pharma's performance and suggesting a resolution to the matter or termination of the License Agreement and Letter of Understanding. Pharma alleges the prior notices of termination were withdrawn by Mr. Hicks through correspondence on March 5, 1997. The Company questions the circumstances surrounding this correspondence and the relationship between Pharma and Mr. Hicks at that point in time.

        On October 17,1997, the Company's legal council again notified Pharma that it terminated the relationship on February 10, 1997 requesting that all documents and correspondences pertaining to the Company be returned to the Company's legal council. On October 20, 1997, Pharma's legal council responded claiming the termination is invalid due to the absence of a valid reason for termination and the alleged rescission of the January 20, 1997 termination by Ian Hicks.

        On February 19, 1998, the Company's legal council again notified Pharma of its breach of contract and termination of the agreement referencing all prior termination letters to be valid. Furthermore, on February 19, 1998, the Company made a demand for arbitration of the disputes between the parties in the state of Nevada, as provided for in the agreement. A demand for response is requested no later than March 13, 1998. Should a response not be received by such date, the Company intents to request the Second Judicial Court to compel such arbitration pursuant to the Nevada Revised Statues.


Item No. 7.    Exhibits
-----------    --------

1.  Licensing Agreement dated November 3, 1995, between BTI and Pharma Maehle.
2.  Amendment to the Licensing Agreement, signed March 20,1996.
3.  Modification to Licensing Agreement dated December 29, 1995.
4. Letter of Termination of License Agreement dated December 30,1996, from Ian Hicks, the Company's President, addressed to Pharma.
5.  Pharma's legal council response to Ian Hicks, dated January 3, 1997.
6. Letter of termination of License Agreement from Ian Hicks to Pharma, dated January 29,1997.
7. Pharma legal council response to the above termination letter (dated January 29,1 997), to Ian Hicks, dated February 5, 1997.
8. Letter from Ian Hicks to Pharma's legal council dated February 10, 1997 responding to the above letter dated February 5, 1997.
9.  Letter to Pharma from Ian Hicks dated March 5, 1997.
10. Letter of Notice of Termination from Alexander Walker Jr. to Pharma dated October 17, 1997.
11. Letter from Pharma legal council to Alexander Walker,
    Jr. dated October 20, 1997, responding to the letter dated October 17, 1997.
12. Letter of Notice of Termination of License Agreement from legal council, Hardesty & Bader, Ltd., to Pharma dated February 19, 1998
13. Demand for Arbitration letter from legal council, Hardesty & Bader, Ltd., to Pharma dated February 19, 1998



                                   SIGNATURES
                                   ----------

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  HARVARD SCIENTIFIC CORP.




                                                   /s/ Thomas E. Waite
                                                  ------------------------------
                                                  Mr. Thomas E. Waite, President

                               LICENSING AGREEMENT

This Agreement is entered into as of the 3rd November 1995, by and between Pharma Maehle, Ernst Grote Street 23, 30196 Isernhagen, Germany, a privately held company organized under the laws of Germany (hereafter "Licensee") and Bio-sphere Technology, 4446 Los Reyes Court, Las Vegas, Nevada 89121, USA, a U.S. corporation (hereafter "Licensor").

Licensor is a research and development company which has expended considerable resources to develop certain manufacturing process, including Licensor technology and Licensor process and product patents. This Agreement pertains specifically to the technologies referred to within Licensor as the proprietary technologies and proprietary process and product patents which are defined below.

Licensee is a company which, among other things, manufactures through third parties, products as well as markets and distributes products. Licensor and Licensee mutually desire to enter into an Agreement whereby Licensor permits Licensee to utilize Licensor technology and patents to manufacture, market and sell products developed by Licenser under Licensee's label. Licensee compensates Licensor therefore, all upon the terms and conditions of this Agreement.

Now therefore in consideration of the mutual covenants and undertakings set forth herein the parties agree:

1.0 DEFINITION
--------------

     1.1 "Licensor technology" means and includes Licensor design technology and Licensor process technology for the PGE1 male erectile dysfunction product, which includes all technical information and know-how, including product manufacture and clinical data which is available. This information is specific to a particular technology, which in this Agreement includes proprietary process and product technology.

     1.2 "Licenser process and product patents" means any U.S., European or International patent or patent applications now owned or controlled by Licensor.

     1.3 "Execution date" is the date this Agreement is signed.

     1.4 "Documentation date" is the date of the delivery of each category of documents is completed.

     1.5 "Payment" shall mean receipt by Licensor of the agree-upon sum for the delivery of the technology as per this Agreement.

     1.6 "Territory" shall mean Western and Eastern Europe.

2.0 Grant of License.
---------------------

     2.1 Licensor grants to Licensee for the life of this Agreement the following rights.

          2.1.1 An exclusive license to the Licensor's technology for use only in Licensee designated facilities in the Territory according to the terms and conditions of this Agreement, for the purpose of manufacturing the components of and the completed product for distribution and sales in the Territory.

3.0 Transfer of Technology
--------------------------

     Licensor shall furnish to Licensee all the required Licenser technology in its possession, including documentation, software, training and consultation initiated upon signing this Agreement.

4.0 Options
-----------

     Licensor may develop a second generation product, or subsequent trade secrets, additional internal technology, patents or trademarks, which are proprietary to the Licensor. Licensee has the right to a non-exclusive option to negotiate for such technology or subsequent trade secrets during the term of this agreement with Licensor.

5.0 New Developments
--------------------

     5 1 Licenser and Licensee agree to keep each other regularly and fully informed about new improvement modification, applications and other developments relating to Licensor Technology, whether patentable or unpatentable. Any developments that are jointly developed by Licensor and Licensee shall be owned by both Parties, unless negotiated and agreed otherwise, to only include the same license rights as this agreement in the Territory described in Section 1.6 above.

6.0 Representations, Warrants & Covenants
-----------------------------------------

     6.1 in order to induce Licensee to enter into the Agreement and to consummate the transaction contemplated hereunder, Licensor makes the following representations:

          6.1.1 Organization: Licensor is a corporation duly organized, validly existing, and in good standing order under the laws of the state of Nevada, USA.

          6.1.2 Authorization: The execution and delivery of the Agreement and consummation of the transaction contemplated hereby have been duly authorized by the Board of Directors of Licensor.

          6.1.3 Licensor is owner of the deliverables listed. In the event Licensor is not prepared to maintain patents and provide protection to Licensee. The Licensee should be so informed immediately. The Licensee then has three (3) months in which time can assume all such responsibilities for the patents pertaining to the product, as well as assuming full legal and maintenance coats of such patents.

     6.2 Representations of Licensee: In order to induce the Licensor to enter into this Agreement and to consummate the transactions contemplated hereunder Licensee makes the following representations:

          6.2.1 Licensee is a corporation duly organized, validly existing, and in good standing order under the laws of Germany.

          6.2.2 Authorization: The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of the Licensee, and this Agreement constitutes Licensee's valid and binding obligation and is enforceable in accordance with its terms.

     6.3 Licensor and Licensee mutually covenant to comply with all the time deadlines imposed by this Agreement.

7.0 Confidentiality and Non-Disclosure
--------------------------------------

     7.1 Licensee hereby agrees to keep confidential from any third party any and all information relating to Licensors technology, other than those parties who have a need to know to manufacture product for Licensee or those parties to whom information must be disclosed according to local law.

     7.2 Licensee agrees that information relating to Licensor's technology provided by Licensor will be disclosed or made available only to those employees or subcontractors who agree in writing to receive information and to retain confidentiality thereof.

     7.3 The term of confidentiality shall be three years from the date of signing this Agreement, unless the information becomes public knowledge through no fault or action of either Licensee or Licensor. In the event of breach of confidentiality, either party may seek compensatory damages through the legal system as permitted by law. In the event information becomes available to third parties each party to this Agreement shall make available to the other its communications records in order to ensure that the breach of confidentiality was not due to an action of either party to this Agreement.

8.0 Infringements
-----------------

     8.1 To the best of Licensor's knowledge, none of the Licensor patents infringe the rights of any third party. In the event that such infringements are alleged by third parties, Licensor agrees to use all best commercial efforts to remedy the situation and to assume full liability for such infringements.

     8.2 Licensee agree to exercise diligence in locating possible infringements and shall immediately inform Licensor of any such situation which may come to the attention of Licensee. In such event, Licensor shall initiate any and all appropriate legal actions to stop such infringements. Licensee will share Licensor's costs in dealing with such possible infringers in the Territory described in Section 1.6. Any damages recovered from such action will be divided between Licensor and Licensee/ shall be borne by Licensor.

9.0 Inspection to Verify Compliance
-----------------------------------

     Licensee shall permit duly authorized representatives of Licensor, upon reasonable notice, to enter into and upon any premises of Licensee for the purpose of inspecting the same to ascertain that all of the provisions of this Agreement are being compiled with by Licensee.

10.0 Government Approvals
-------------------------

     As a condition to the process transfer in whole or in part, Licensee shall obtain or cause to be obtained at its expense all permits including legal registration of the product for marketing and sale within the Territory. Such permits and approvals will also include any necessary for importing components of the product to be manufactured with Licensor's technology.

11.0 Indemnities for Malfeasance, Liability for Personal Injury or
Indemnification
--------------------------------------------------------------------------------

     11.1 The license herein granted to Licensee is primarily in the nature of sharing information. Process operation, plant and equipment safety shall be the sole responsibility of Licensee. Accordingly, Licensor shall not be liable for any personal injury, property damage resulting from the design or manufacture of product or product components used in connection with this Agreement.

     11.2 When one party to this Agreement admits another party's representative to his premises, the admitting party shall not be liable for any claims, losses, damages, or expenses due to death or injury suffered in the said premises by the said visiting personnel.

12.0 Term and Termination
-------------------------

     12.1 This Agreement shall remain in force for the life of the patent from the execution date, but this Agreement may be renewed thereafter, from year to year, until expiration of the last to expire of Licensor patents.

     12.2 Should this Agreement be terminated for any reason, Licensee shall not be able to claim from Licensor any damages or compensation for losses or expenses incurred, or for lost profits.

     12.3 Termination of this Agreement for any reason shall not affect (a) obligations including the payment of any fees, which have accrued as of the date of termination, and (b) those obligations which, from the context hereof, are intended to survive termination of this Agreement

     12.4 Termination or intent to terminate this agreement requires notification from the terminating party to the other in writing, 6 months prior to the termination date, which shall be the date of expiration of the last of the patents held by the Licensor.

     12.5 Should either party declare bankruptcy, the surviving party has the right of first refusal to acquire the patents and proprietary information from the bankrupt party. In the event Bio-sphere declares bankruptcy, Pharma Maehle has the right to continue the marketing of the product, use of and access to the patents, with continuing royalty payments to the original patent holder. In the event Pharma Maehle declares bankruptcy, Bio-sphere has the right to assume control of distributors and continue product marketing and distribution in the Territory.

     12.6 Licensor can terminate this Agreement with three (3) months written notice if Licensee is unable to initiate sales of the product in the Territory within 2 months of receipt of Board of Health approval for the marketing of the product in the countries within the Territory.

     12.7 Licensee will submit to Licensor an annual business plan for each country in the Territory which includes projected product sales. Licensor and Licensee shall mutually agree to these projected product sales as a monitoring mechanism for Licensee performance, including annual growth of sales. Failure of Licensee to perform according to agreed upon product sales levels could lead to loss of exclusivity according to this agreement, however, Licensee and

Licensor shall negotiate in good faith to reach agreement on remediation of any such performance issue/s.

     12.8 Licensee agrees to pay Licensor a royalty of 20% of the Licensee's selling price to its distributors or subsidiaries. Once the amount of $250,000 has been paid to Licensor from the royalty on product sales, the royalty shall be reduced to 13% of the Licensee's selling price to its distributors or subsidiaries. Royalties will be paid quarterly in US dollars in a manner to be determined and agreed upon by the parties to this Agreement.

13.0 Waivers
------------

     If either party waives its right to sue or terminate this Agreement arising from a breach of any provision thereof, that waiver will not be construed as a continuing waiver of other breaches of the same or other provisions.

14.0 No Assignment
------------------

     This Agreement and any of the rights and obligations hereunder cannot be assigned or otherwise transferred by either party and will not inure to the benefit of any successor of either party, whether by operation of law or otherwise, without the written consent of the other party. The assignment or transfer without such consent will be null and void, and will constitute breach of this Agreement. Either party reserves the right to transfer information to a wholly or majority owned subsidiary of the party, provided all other terms and condition. of this Agreement are adhered to.

In the event of acquisition or merger of either party with another organization this Agreement shall continue to remain in force.

15.0 Force Majeur
-----------------

     Neither party shall be in default hereunder by reason of its delay in the performance of or its failure to perform any of its obligations hereunder if such delay or failure is caused by strikes, acts of God or the public enemy, riots, incendiaries, interference by civil or military authorities, compliance with governmental laws, rules and regulations, delays in transit or delivery, inability to secure necessary governmental priorities for materials, or any fault beyond its control or without its fault of negligence.

16.0 Arbitration
----------------

     16.1 This Agreement will be construed, in all respects, according to the laws of the state of Nevada, USA, provided, however, that if any provisions of this Agreement are in contravention of the laws of Germany, such provisions shall either be ineffective to the extent that they are in contravention of such laws without invalidating the remaining provisions hereof.

     16.2 Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, will be settled by binding arbitration to take place in Nevada, USA.

17.0 Notices
------------

     17.1 All notices required herein shall be transmitted by first class mail, or overnight courier delivery, if necessary.

     17.2 Written notices may be delivered personally or may be transmitted by facsimile to the president of the subject party or to the officer specified in Subparagraph 17.3.

     17.3 Mailed notices shall be deemed to have been effective seven days following the date of mailing by certified mail, postage prepaid, return receipt requested addressed as follows:

Bio-sphere Technology, Inc. 4446 Los Reyes Court, Las Vegas. Nevada 89121, USA.

Pharma Maehle, Ernst Grote Street 23, 30196 Isernhagen, Germany.

18.0 English Language
---------------------

     This Agreement is prepared in the English language only. Any other summary or documentation prepared in the German language shall be translated into English.

19.0 Entire Agreement
---------------------

     This Agreement constitutes the entire and only Agreement between the parties relating to the subject matter hereof and supersedes and cancels all previous Agreements, negotiations, commitments, and representations in respect thereto, and cannot be released, discharged, abandoned, changed or modified in any manner except by an instrument in writing of concurrent or subsequent date and signed by duly authorized officers or representatives or each of the parties hereto.

Agreed to on this third day of November 1995 by:-

Pharma Maehle:                               Bio-Sphere Technology

Name: H. Maehle                              Name: Jackie See

Signature: /s/ H. Maehle                     Signature: /s/ Jackie See

Title: President                             Title: President

Date: 11-3-95                                Date: 11-3-95

                                    Amendment

Ref: Licensing Agreement dated 3 November 1995, Section 19.0. Entire Agreement, page 7


18.0 Entire Agreement
---------------------

This agreement constitutes the entire and only Agreement between Bio-sphere Technology Inc. and Pharma Maehle (or its predecessor company, Innotec Pharma and Consulting), or any of its progeny, relating to the subject matter hereof and supersedes and cancels all previous Agreements, negotiations, commitments, and representations in respect thereto, and cannot be released, discharged, abandoned, changed or modified in any manner except by an instrument in writing of concurrent or subsequent date and signed by duly authorized officers or representatives or each of the parties hereto.

              Pharma Maehle:                       Bio-sphere Technology:

              Name:  Heike Maehle                  Name: Ian Hicks

              Signature: /s/ H. Maehle             Signature: /s/ Ian Hicks

              Date:  20.3.96                       Date: 20 Mar 96

This Modification to Agreement dated December 29th, 1995 by and between:

Bio-sphere Technology, Inc. (A Nevada Corporation) herein referred to as "Bio-sphere";

Harvard Scientific Corp. (A Nevada Corporation), formerly named The Male Edge, Inc., a subsidiary company of Bio-sphere, herein referred to as "HSC"; and

and Pharma Maehle, Ernst Grote St. 23, 30196 Isernhagen, Germany herein referred to as "Licensee",

WHEREAS, Bio-sphere developed a Prostaglandin based treatment for male erectile dysfunction, herein referred to as "product", and;

WHEREAS, Bio-sphere entered into Licensing Agreement ("Agreement") with Licensee dated November 3, 1995 to register, manufacture, market and sell its product within the Territory of Eastern and Western Europe;

AND WHEREAS, HSC held all rights to the product and Bio-sphere has assigned Agreement to HSC;

IT IS THEREFORE AGREED on this date set forth below that:

     1) HSC shall resume the responsibilities of Bio-sphere under the same terms and conditions in the Agreement.

     2) Licensee and Bio-sphere acknowledges this assignment is the only modification to the original Agreement as of this date and that all other terms and conditions remain in full force and effect as of the signing of this Modification to Agreement.


IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth below.


Harvard Scientific Corp.     Bio-sphere Technology, Inc.         Pharma Maehle

/s/ Neal Armstrong           /s/ Donald Steffens                 /s/ H. Maehle
-----------------------      -------------------------           ---------------
By: Neal Armstrong           By: Donald Steffens                 By: H. Maehle
Chief Financial Officer      Vice President                      President

Date: 2/27/96                Date: 2-20-96                       Date: 2-26-96

                           BIO-SPHERE TECHNOLOGY, INC.
                               17991 Fitch Avenue
                            Irvine, California 92614
                            Telephone: (714) 252-1952
                            Facsimile: (714) 252.9379

                                December 30, 1996


VIA FEDERAL EXPRESS AND
CERTIFIED MAIL, RETURN RECEIPT REQUESTED

Ms. Heike Maehle
President
Pharma Maehle
Ernst Grote Street 23
30198 Isernhagen, Germany

                       Re:    Termination of License Agreement

Dear Ms. Maehle:

          On behalf of Harvard Scientific Corp. ("Licensor"), please consider this official notice that the Licensing Agreement ("Agreement") entered into as of the 3rd November 1995, by and between Licensor and Pharma Maehle ("Licensee"), with respect to the technology known as PGE1, is hereby terminated effective immediately.

          Licensor elects to terminate the Agreement because Licensee has materially breached the Agreement, and the implied covenant of good faith and fair dealing inherent in all contracts by failing to exercise reasonable diligence to exploit the licensed technology and patent rights. Among other things, notwithstanding the fact that the Agreement was entered into nearly 14 months ago, Licensee has failed to submit to Licensor an annual business plan for each country in the licensed Territory as required by Agreement Section 12.7; and has failed within a reasonable time to seek and obtain Board of Health approval for the marketing of the product in the countries within the Territory and to initiate sales of the product in the Territory within 2 months thereafter, as required by Agreement Section 12.6.

          Further, Licensee has breached the confidentiality provisions of Agreement Section 7.1, et seq. Licensor reserves all rights and remedies with respect to any damages suffered by Licensor as a result of such breach.

Ms. Heike Maehle
December 30, 1996
Page 2


          Accordingly, please cease and desist from any further development, manufacture, sale, practice, exploitation or other use of Licensor Technology, Licensor Process and/or Product Patents, which were the subject of the Agreement. Please return to Licensor all originals and copies of all documentation, software, training, consultation and other materials relating to the Licensor technology, Licenser Process and/or Product Patents. You may return such materials and direct any further communications regarding this mater to the undersigned at Licensor's Irvine, California offices.

                                             Very truly yours,

                                             /s/ Ian Hicks
                                             Bio-Sphere Technology.
                                             By: Ian Hicks, President
cc:   Alex Walker, Esq.
      J.T. Cardinelli, Esq.

DETLEV OELFKE LLM.
RECHTBANWALT


RA Detlev Oelfke - Postfach/PO Box 1026 - D-30010 Hannover

                                                      Bahnhotstrasse 3
                                                      D-30159 Hannover
                                                      Telefon (02 11) 3 60 28-0
                                                      Telefax (05 11) 3 60 28-77

 Bio-sphere Technology, Inc.
 Attn. Mr. Ian Hicks, President
 17991 Fitch
 Irvine, California 92614 U.S.A.


                                                                 January 3, 1997



License Agreement between Pharma Maehle and Harvard
Scientific Corporation



Dear Sirs

This is to advise you that I represent Pharma Maehle GmbH, the licensee of the subject license agreement. My client has forwarded your letter of December 30, 1996 to my attention.

1. Reviewing the factual and legal sitation relating to the "termination" on your part, it appears obvious that your letter of termination is of no legal consequences.

First of all, from a supplementary agreement entitled Modification to Agreement dated December 29th, 1995, concluded between my client as well as your company and the company of Harvard Scientific Corp., it follows that Harvard Scientific Corp. has assumed the responsibilities that were formerly those of your company under the license agreement. Therefore, Harvard Scientific Corp. must now effectively be regarded as the licensor. Consequently, if the licensor had a right to terminate the license in accordance with the terms of the agreement such right would lie with Harvard Scientific Corp., not with your company.

In any case, no such right to terminate exists under the present circumstances. In particular, my client is not in breach of the agreement.

My client has been diligently pursuing the exploitation of the licensed technology, in particular, by negotiating with various companies suitable for manufacturing and/or distributing the product. The licensor, Harvard Scientific Corp., has been informed from time to time of the steps undertaken by my client in pursuing this goal.

In fact, my client has been successful in establishing relations with companies that are interested in becoming a partner for manufacturing and/or distributing the product. A corresponding letter of intent exists in the hands of my client. Two companies are presently running manufacturing tests for the product.

Moreover, my client has obtained consent of the Ethical Commission to proceed with phase 3 clinical studies for the European approval of the drug.

Having obtained this essentially without any assistance from the licensor in such a short period of time represents an outstanding achievement. This has been acknowledged repeatedly by the licensor.

My client submitted five business plans including sales forecasts which have been discussed in detail with Messrs. Hicks and Goldberg of the licensor, Harvard Scientific Corp., who found them adequate in every respect. Of course, sales will begin immediately upon receipt of permits in each territory, in accordance with clause 12.6 of the license agreement.

Besides, even if my client would be in default of any express or implied performance provision under the license agreement, licensor would need to resort to good faith negotiation. in accordance with clause 12.7 of the agreement. There would be no right or, indeed, need to terminate the agreement.

Finally, my client at no time breached any confidentiality in accordance with clauses 7.1 et seq. of the agreement.

It follows that there is no basis for terminating the license and, therefore, your written declaration to that effect is void. The license agreement is and remains in force.

2. Of course, my client is aware of negotiations on your part or by the licensor with at least one multinational corporation relating to licensing the rights in the technology in the territory exclusively reserved to my client under the agreement. My client is further aware of the fact that your letter of "termination" is an attempt to overcome now undesired obligations in relation to my client which are a bar to proposed activities in the territory of any third party without my client's consent. In order to make what you regard a better deal you attempt to breach the agreement with my client, denying my client the fruits of its efforts and rightful profits for the future.

In view of this, please be advised that in the event that you or the licensor have taken or will take any action resulting in damages to my client, in particular, refuse any required assistance under the agreement or permit activities of any third party breaching the exclusivity of my client in the territory, you will be held liable for any such damages.

Your sincerely


/s/ Detlev Oelfke
Detlev Oelfke
Attorney at law

HARVARD
SCIENTIFIC


                                                                    29 Jan. 1997
Via Facsimile and First Class Mail
----------------------------------

Ms. Heike Maehle
President
Pharma Maehle
Ernst Grote Street 23
30196 Isernhagen, Germany

                       Re:   Termination of License Agreement

Dear Ms. Maehle:

As per notice of your lawyer in his letter of January 3, 1997, Harvard Scientific Corp. has assumed the responsibilities pertaining to the male erectile product. Inasmuch as Harvard Scientific Corp. met with you in good faith on January 13, 1997 to resolve the issue arising, recent communications from Pharma Maehle suggest otherwise. As per instructions from the Executive Committee and the Board of Directors of Harvard Scientific Corp., the letter of December 30, 1996 is resent under the auspices of Harvard Scientific Corp.

On behalf of Harvard Scientific Corp. ("Licensor") please consider this official notice that the Licensing Agreement ("Agreement") entered into as of the 3rd November 1995, by and between Licensor and Pharma Maehle ("Licensee"), with respect to the technology known as PGE1, is hereby terminated effective immediately.

Licensor elects to terminate the Agreement because Licensee has materially breached the Agreement, and the implied covenant of good faith and fair dealing inherent in all contracts by failing to exercise reasonable diligence to exploit the licensed technology and patent rights. Among other things, notwithstanding the fact that the Agreement was entered into nearly 14 months ago, Licensee has failed to submit to Licensor an annual business plan for each country in the licensed Territory as required by Agreement Section 12.7; and has failed within a reasonable time to seek and obtain Board of Health approval for the marketing of the product in the countries within the Territory and to initiate sales of the product in the Territory within 2 months thereafter, as required by Agreement Section 12.6.

Further, Licensee has breached the confidentiality provisions of Agreement
Section 7.1, et seq. Licensor reserves all rights and remedies with respect to any damages suffered by Licensor as a result of such breach.


Research and Development Office: 17991 Fitch-Irvine-CA 92614
Tel:(714) 252 8191 Fax: (714) 252 9379

Ms. Heike Maehle
January 29, 1997


Accordingly, please cease and desist from any further development, manufacture, sale, practice, exploitation or other use of Licensor Technology, Licensor Process and/or Product Patents, which were the subject of the Agreement. Please return to Licensor all originals and copies of all documentation, software, training, consultation and other materials relating to the Licensor technology, Licensor Process and/or Product Patents. You may return such materials and direct any further communications regarding this matter to the undersigned at Licensor's Irvine, California offices.


                                                   Very truly yours,

                                                   /s/ Ian Hicks

                                                   Harvard Scientific Corp.
                                                   By: Ian Hicks, President


cc: Alex Walker, Esq
    J.T. Cardinelli, Esq.




Research and Development Office: 17991 Fitch-Irvine-CA 92814
Tel:(714) 252 8191  Fax:(714) 252 9379

Brummerstedt Oelfke Seewald
Anwalskanzie


Brummerstedt Oelfke Seewald PO Box 1026 D-30010 Hannover

                                       Dipl-Ing H.D. Brummerstedt
                                       Dipl-Ing Jugen Seewald
                                       Patentanwaite - European Patent Attorneys

                                       Detlev Oelfke, LLM.
                                       Rechtechtwalt

Harvard Scientific Corp.                              Bahnhofstrasse 3
Attn. Mr. Ian Hicks, President                        D-30159 Hannover
17991 Fitch                                           Telefon (05 11) 3 80 28-0
Irvine, California 92614                              Telefax (05 11) 3 80 28-77
U.S.A.
                                                          February 5, 1997



Mein Zeichen/ My ref: 064-17


License Agreement between Pharma Maehle and Harvard
Scientific Corporation


Dear Sirs

You are aware of the fact that I represent Pharma Maehle GmbH, the licensee of the subject license agreement. My client has forwarded your letter of January 29, 1997 to my attention -

1. On behalf of my client please be advised that your letter of termination is of no legal consequence. The reasons herefor have been duly stated in my letter of January 3, 1997 to Bio-Sphere, Inc., and are as follows:

My client is not in breach of the agreement.

My client has been diligently pursuing the exploitation of the licensed technology, in particular, by negotiating with various companies suitable for manufacturing and/or distributing the product. You have been informed from time to time of the steps undertaken by my client in pursuing this goal.

In fact, my client has been successful in establishing relations with companies that are interested in becoming a partner for manufacturing and/or distributing the product. A corresponding letter of intent exists in the hands of my client. Two companies are presently running manufacturing tests for the product.

Moreover, my client has obtained consent of the Ethical Commission to proceed with phase 3 clinical studies for the European approval of the drug.

Having obtained this essentially without any assistance from the licensor in such a short period of time represents an outstanding achievement. This has been acknowledged repeatedly by your company.

My client submitted five business plans (plus one amendment) including sales forecasts which have been discussed in detail with Messrs. Hicks and Goldberg of your company, who found them adequate in every respect. Of course, sales will begin immediately upon receipt of permits in each territory, in accordance with clause 12.6 of the license agreement.

Besides, even if my client would be in default of any express or implied performance provision under the license agreement, licensor would need to resort to good faith negotiations in accordance with clause 12.7 of the agreement. There would be no right or, indeed, need to terminate the agreement.

Finally, my client at no time breached any confidentiality in accordance with clauses 7.1 et seq. of the agreement.

It follows that there is no basis for terminating the license and, therefore, your written declaration to that effect is void. The license agreement is and remains in force.

2. From the contents of your letter it appears that you are no longer pursuing an agreement in good faith between the parties as discussed in the recent meeting on January 13, 1997. Rather, you have elected to pursue a policy of violating the license agreement with my client.

3. My client is aware of the fact that you are continuing negotiations with the aim of licensing the rights in the technology in the territory exclusively reserved to my client under the existing license agreement. My client is further aware of the fact that you are trying to actively prevent my client from continuing and successfully concluding its negotiations in good faith towards a proper execution of the European license.

This constitutes a flagrant violation of the license agreement which cannot be tolerated by my client.

Therefore, on behalf of my client I must insist that you provide me with a declaration

- confirming that the termination is without effect and the license agreement between Harvard Scientific Corp. and Pharma Maehle GmbH is still in force as well as an undertaking to refrain from

- representing to third parties that Pharma Maehle GmbH is no longer a licensee of Harvard with exclusive rights in Europe;

- negotiating with third parties towards licensing the technology for the territory of Europe; and

- attempting to influence third parties to retrain from negotiating with Pharma Maehle GmbH over the manufacture and distribution of the licensed product in Europe.

In view of the urgency created by your conduct, we look forward to receiving the above declarations at your earliest convenience, and no later than

   Wednesday, February 12, 1997.

In the event that you should fail to provide the required declaration in time, my client shall have the right to initiate legal proceedings in the proper venue against your company as well as Bio-Sphere, Inc. and anyone involved in the violation of contractual obligations, inter alia, in particular, Mr. Ian Hicks in person. No further warning shall be required.

Your sincerely



/s/ Detlev Oelfke

Detlev Oelfke
Attorney at law

HARVARD
SCIENTIFIC
                                                                February 10 1997



VIA FACSIMILE AND FIRST CLASS MAIL
----------------------------------

Detlev Oelfke
Bahnhofstrasse 3
D-30159
Hannover, Germany



Re: Harvard Scientific Corporation/ Pharma Maehle License Agreement



Dear Mr. Oelfke:

We are in receipt of your letter of February 5, 1997. With respect to your client's insistence that it is not in breach of the Agreement, we acknowledge your representations that Pharma Maehle has engaged in discussions with potential manufacturers and/or distributors of the Product, has submitted certain business plans and sales forecasts, and may have made certain efforts towards clinical studies. Nevertheless, in November 1995, Pharma Maehle was granted a license without any license fee or other concurrent consideration based on the understanding that having been provided with all currently available data regarding the Product, Pharma Maehle would raise substantial capital and undertake product development in Europe without further assistance or support from Licensor.

The reality of the situation is that Pharma Maehle has been unable to raise significant capital and its product development efforts have been unduly slow and now have virtually ceased altogether. The net effects is the European development and marketing of the Product being held hostage by a License Agreement that Pharma Maehle appears unable to perform. It is for this reason that in December 1996, Licenser first invited Ms. Maehle to meet in the US, at Licensor's expense to discuss a consensual resolution of the situation. Ms. Maehle booked her trip and appeared prepared to engage in a good faith discussions toward a mutually beneficial resolution. For reasons which are not entirely clear, Ms. Maehle canceled her trip. Licensor was therefor left with no alternative but to terminate the Agreement.


Shortly thereafter Ms. Maehle contacted executive committee member Thomas Waite in order to reinitiate discussion toward an amicable resolution. Accordingly, a meeting was convened in New York on January 13, 1997, with Licenser reimbursing Ms. Maehle for her airfare. Ms. Maehle was accompanied by her marketing advisor, Friedel Frauendorfer. The meeting was perceived to be successful, in that

February 10, 1997
Page 2



it resulted in a Letter of Understanding, signed by all persons present. Undoubtedly, you have a copy of the Letter of Understanding, under which Ms. Maehle would receive generous present and future compensation for rescission of the license.

Despite having reached the agreement reflected in the Letter of Understanding, after returning to Germany, Ms. Maehle again reneged on her commitments. Rather than proceeding to consummate the Letter of Understanding, Ms. Maehle presented a demand for information and a series of questions of excessive depth and detail. It appears that Ms. Maehle was no longer interested in restructuring the relationship in a mutually and expedient manner. Thus, Licensor was compelled to renew its termination notice.

If your client is intent on the current course of action, Licensor will have no choice but to insist on termination of the License and arbitration in Nevada to resolve any outstanding issues. If, however, Pharma Maehle is interested in continuing in good faith to finalize the details and consummate the transaction outline in the Letter of Understanding, Licensor will work diligently toward that end. Please direct your client's response and any further communications regarding this matter to our council J.T. Cardinelli at 96 Winter Street, Reno, Nevada 89503 U.S.A., telephone number (702)322-7422, fax number (702) 322-2303.

Thank you for your prompt attention to this matter.

Very truly yours,

/s/ Ian Hicks


Harvard Scientific Corp.
By: Ian Hicks, President


cc: J.T. Cardinelli, Esq.

                                                                 HARVARD
                                                                 SCIENTIFIC

                                FACSIMILE MESSAGE

TO:   Heike Maehle                                             DATE: 5 Mar. 97
      Pharma Maehle

FAX:  011 49 511 6151396

FROM: Ian Hicks
      Harvard Scientific

FAX:  714 252 9379

Dear Heike,

This is to advise you that Harvard Scientific recognizes the Pharma Maehle - Harvard agreement in existence between the two companies. Accordingly, the previous communication of January 29, 1997 to the contrary is voided.

Harvard Scientific expects to receive similar statement from Pharma Maehle accepting the cancellation of the above communication and acceptance of the fact that the agreement between the companies permits the parties to pursue sound product and business development in order to bring the product to market as rapidly as possible.


Sincerely,

/s/ Ian Hicks

Ian Hicks
President


Research Office: 17991 Fitch-Irvine-California
Tel: 714 252 8194; Fax 714 252 9379

                            ALEXANDER H. WALKER, JR.
                             Attorney and Counselor
                                American Plaza II
                          57 West 700 South, Suite 400
                           Salt Lake City, Utah 84101
                                 (801) 521-3292
                               FAX (801) 521-3301

October 17, 1997

Via Fax Transmission:
011-49-511-615-1396

Heike Maehle
Phaehle-Maehle
Ernst - Grote - Str 23A
D-30916
Isernhagen, Germany

    RE:    HARVARD SCIENTIFIC CORPORATION

Dear Mrs. Maehle:

     This office serves as general counsel for Harvard Scientific Corporation a Nevada corporation "Harvard'.

     On February 10, 1997 Harvard served notice upon you that it terminated your relationship with Harvard. This fact was confirmed by Harvard in its filings with the United States Securities and Exchange Commission.

     All documents and correspondence pertaining to Harvard must be delivered to me. You are prohibited from holding yourself or your firm out to the business community as having any relationship whatsoever with Harvard.


Very truly yours,

/s/ Alexander H. Walker Jr.
Alexander H. Walker, Jr.

AHW:mm

cc: Harvard Scientific Corp.

Brummerstedt Oelfke Seewald
Anwalskanzie


Brummerstedt Oelfke Seewald PO Box 1026 D-30010 Hannover

                                       Dipl-Ing H.D. Brummerstedt
                                       Dipl-Ing Jugen Seewald
                                       Patentanwaite - European Patent Attorneys

Alexander H. Walker                    Detlev Oelfke, LLM.
Attorney and Councelor                 Rechtechtwalt
American Plaza II
57 West 200 South, Suite 400           Bahnhofstrasse 3
Salt Lake City, Utah 84101             D-30159 Hannover
U.S.A.                                 Telefon (05 11) 3 60 28-0
                                       Telefax (05 11) 3 60 28-77

                                                                October 20, 1997



Our ref.: 064-17

Re. License Agreement between Pharma Maehle and Harvard
    Scientific Corporation



Dear Mr. Walker:

We are acting on behalf of Pharma Maehle GmbH, the licensee of the subject license agreement. Our client is in receipt of your telefax letter of October 17, 1997. Our client has requested that we respond to your communication on its behalf.

We note that you act as general counsel for Harvard Scientific Corporation, Reno, Nevada. Your client up to now was represented by the law offices of J.T. Cardinelli Esq, 96 Winter Street, Reno, Nevada 89503, and our previous correspondence relating to the issue of the existence of the license relationship between the parties was conducted with that firm as well as with Harvard and Bio-Sphere. Inc. Please let us know if you are unaware of any previous communications of earlier this year.

Indeed, your client attempted to terminate the agreement with its licensee Pharma Maehle. However, absence any valid reason for such termination, your client's declarations were without effect. Moreover, upon our request, Ian Hicks on behalf of your client confirmed by letter of March 5, 1997 that Harvard Scientific Corporation recognizes the license agreement between the parties.

We took that as the end of the issue. Our client is surprised to find that you are invoking an invalid termination made and revoked more than half a year ago, in particular, since the parties meantime had dealings and communications with each other on a fairly regular basis, working towards a successful development of the product and finding partners for marketing the drug. Moreover, the parties have been negotiating towards an agreement pursuant to which Harvard will re-purchase the license from Maehle.

It appears that you have been ill informed about past proceedings.

In any event, Harvard lacks the power to terminate the agreement. For further reference, we refer to our letters of January 3, 1997 to Bio-Sphere, Inc., of February 5, 1997 to Harvard and of February 18, 1997 to J.T. Cardinalli. Esp.

Yours sincerely

/s/ Detlev Oelfke

Detlev Oelfke
Attorney at law

                             HARDESTY & BADER, LTD.
                                ATTORNEYS AT LAW

                        A Nevada Professional Corporation
                             245 East Liberty Street
                                    Suite 300
                             Reno, Nevada 89501-2220
                            Telephone (702) 332-5000
                            Facsimile (702) 322-5484

                                February 19, 1998


Via Facsimile
 and Federal Express

Ms. Heike Maehle
President
Pharma Maehle
Ernst Grote Street 23
30196 Isernhagen, Germany

     Re: Termination of Licensing Agreement dated November 3, 1995 (including all amendments thereto)

Dear Me. Maehle

     This law office has been retained by Harvard Scientific Corporation ("Harvard") with regard to the above referenced matter. As you are aware, on November 3. 1995, Pharma Maehle entered into a Licensing Agreement with Bio-sphere technology with respect to technology known as PGE1. Said licensing agreement was amended by the parties thereto on December 29, 1995 and again on March 20, 1996 (hereinafter said licensing agreement and the amendments thereto shall be referred to as "Licensing Agreement"). As you are further aware, the December 29, 1995 amendment referred to above substituted Harvard for Bio-sphere as "Licensor."

     By letter to you dated December 30, 1996, Harvard terminated the Licensing Agreement due to various breaches of said Licensing Agreement by Pharma Maehle. Again on January 29, 1997, Harvard informed you by letter of the termination of the Licensing Agreement.

     Harvard acknowledges that subsequent to said termination letters, various correspondence and communications occurred between Pharma Maehle and Harvard. However, the result of such communication and correspondence does not resolve the issues surrounding Pharma Maehle's breaches of the Licensing Agreement or Harvard's intent to terminate said Licensing Agreement as a result of said breaches.

February 19, 1998
Page 2


     Accordingly, notwithstanding the above referenced termination letters, and without waiving its rights to assert that the effective termination of the Licensing Agreement was December 30, 1996 or January 29, 1997, Harvard hereby notifies you that the Licensing Agreement is terminated, effective immediately.

     Harvard elects to terminate the Agreement because Licensee has materially breached the Licensing Agreement, and the implied covenant of good faith and fair dealing inherent in all contracts by failing to exercise reasonable diligence to exploit the licensed technology and patent rights. Among other things, notwithstanding the fact that the Licensing Agreement was entered into over two (2) years ago, Pharma Maehle has failed to submit to Harvard an annual business plan for each end every country in the licensed Territory as required by the Licensing Agreement at paragraph 12.7; and has failed within a reasonable time to seek and obtain Board of Health approval for the marketing of the product in the countries within the Territory and to initiate sales of the product in the Territory within two (2) months thereafter, as required by the Licensing Agreement at paragraph 12.6.

     As was explained in a February 10, 1997 letter from Ian Hick's to you, Harvard acknowledges that Pharma Maehle has taken some steps with regard to fulfilling its obligations under the Licensing Agreement, however, such actions fall far short of the duties and obligations required of Pharma Maehle under the Licensing Agreement. Moreover, any and all attempts at good faith negotiations between Pharma Maehle and Harvard as provided in paragraph 12.7 of the Licensing Agreement (including, but not limited to, meetings occurring on or about January 13, 1997 between Harvard and Heike Maehle), have not produced a settlement acceptable to both Harvard and Pharma Maehle. Therefore, Harvard has a right to terminate the Licensing Agreement pursuant to its express terms.

     Furthermore, Pharma Maehle has breached the confidentiality provisions of the Licensing Agreement contained in paragraphs 7.1, 7.2, and 7.3. Harvard reserves all rights and remedies with respect to any damages suffered by Licensor as a result of such breach.

     Based on the above termination, and the express provisions of the Licensing Agreement, please cease and desist from any further development, manufacture, sale, practice, exploitation or other use of the Licensor Technology, Licensor Process and/or Product Patents, which were the subject of the Licensing Agreement. Please return to Harvard all originals and copies of all documentation, software, training, consultation and other materials relating to the Licensor technology, Licensor Process and/or Product Patents.

     As is evident from your prior correspondence, Pharma Maehle has taken the position that it is not in breach of the Licensing Agreement, and therefore, Harvard has no basis for terminating the Licensing Agreement. Accordingly, through a separate letter of even date herewith Harvard shall invoke the

February 19, 1998
Page 3



arbitration provisions of paragraphs 16.1 and 16.2 of the Licensing Agreement and demand arbitration.

     In the event you acknowledge Harvard's rightful termination of the Licensing Agreement pursuant to this letter and the aforementioned letters dated December 30, 1996 and January 29, 1997, you may return all materials relating to the Licensing Agreement and direct any further communications regarding this matter to our offices at the address referenced in the letterhead. Otherwise arbitration of the disputes between Pharma Maehle and Harvard will be commenced in Reno, Nevada, pursuant to the Licensing Agreement. If you have any question, please give me a call. Thank you for your immediate attention to this matter.

                                        Sincerely,

                                        HARDESTY, BADER & RYAN, LTD.

                                        /s/ James W. Hardesty
                                        James W Hardesty


cc: Thomas Waite
    Dr. Jackie See
    Barbara Krilich
    Detlev Oelfke, LL.M.

                             HARDESTY & BADER, LTD.
                                ATTORNEYS AT LAW

                        A Nevada Professional Corporation
                             245 East Liberty Street
                                    Suite 300
                             Reno, Nevada 89501-2220
                            Telephone (702) 332-5000
                            Facsimile (702) 322-5484

                                February 19, 1998


Via Facsimile
 and Federal Express

Ms. Heike Maehle
President
Pharma Maehle
Ernst Grote Street 23
30196 Isernhagen, Germany



    Re: Demand for Arbitration under Paragraphs 16.1 and 16.2 of Licensing Agreement dated November 3, 1995 (including all amendments thereto)

Dear Ms. Maehle:

     Pursuant to Paragraph 16.1 and 16.2 of that certain Licensing Agreement between Pharma Maehle and Bio-Sphere Technologies dated November 3. 1995. (including all amendments thereto) (hereafter "Licensing Agreement"), Harvard Scientific Corporation hereby demands arbitration of the existing dispute between the parties relating to (i) Pharma Maehle's breach of the Licensing Agreement, and (ii) the validity and finality of Harvard's termination of the Licensing Agreement on December 30, 1996, January 29, 1997, and February 19, 1998.

     Pursuant to the Licensing Agreement said binding arbitration shall take place in Reno, Nevada. If Pharma Maehle and Harvard cannot mutually agree on an arbitrator, Harvard will request the Second Judicial District Court appoint such arbitrator pursuant to Nevada Revised Statutes Section 38.055.

     Please respond to this demand no later than 4:30 p.m. Pacific Standard Time, Friday, March 13, 1998. If we do not receive a response by such date and time, Harvard shall request the Second Judicial District Court compel such arbitration pursuant to Nevada Revised Statutes Sections 38.035 and 38.045.

February 19, 1998
Page 2




If you have any questions, please give me a call. Thank you for your immediate attention to this matter.


                                       Sincerely,

                                       HARDESTY, BADER & RYAN, LTD.

                                       /s/ James W. Hardesty
                                       James W. Hardesty

cc:    Thomas Waite
       Dr. Jackie See
       Barbara Krilich
       Detlev Oelfke, LL.M.